SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 31, 2011

(Date of Report (Date of Earliest Event Reported))

EXTRA SPACE STORAGE INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32269	20-1076777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2795 East Cottonwood Parkway, Suite 400

Salt Lake City, Utah 84121

(Address of Principal Executive Offices)

(801) 562-5556

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

During the year ended December 31, 2011, Extra Space Storage Inc. (the “Company”) acquired, in separate transactions, 55 properties located in California, Colorado, Florida, Illinois, Indiana, Kentucky, Maryland, Massachusetts, Nevada, New Jersey, New York, Ohio, Rhode Island, Tennessee, Texas, Utah, and Virginia for an aggregate purchase price of approximately $290 million. Under the rules and regulations of the Securities and Exchange Commission, these properties are individually insignificant, but, in the aggregate, are significant.  Regulation S-X requires the presentation of audited statements of revenues and certain operating expenses for a majority of the individually insignificant properties when acquired properties are individually insignificant, but significant in the aggregate.  As a result, the Company is presenting statements of revenues and certain operating expenses for the portfolios of properties purchased from Storage Solutions/Union Development Company, Inc. and Everest Real Estate Fund LLC (which represent a majority of all acquisitions during the year ended December 31, 2011).

Item 9.01 Financial Statements and Exhibits.

(a)          Financial Statements of Properties Acquired.

Audited historical financial statements with unaudited interim periods:

1.               Storage Solutions/Union Development Company, Inc., acquired on October 19, 2011:

Report of Independent Certified Public Accountants

Statements of Revenues and Certain Operating Expenses

Notes to Statements of Revenues and Certain Operating Expenses

2.               Everest Real Estate Fund LLC, acquired on December 1, 2011:

Report of Independent Certified Public Accountants

Statements of Revenues and Certain Operating Expenses

Notes to Statements of Revenues and Certain Operating Expenses

(b)         Pro Forma Financial Information.

The following pro forma financial statements reflect the Company’s completed 2011 acquisitions:

1.               Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2011

2.               Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2011

3.               Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2010

(d)     Exhibits

Exhibit Number	Description of Exhibit
23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.

23.2	Consent of Ernst & Young LLP, independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRA SPACE STORAGE INC.

Date: January 3, 2012	By	/s/ P. Scott Stubbs
		Name:	P. Scott Stubbs
		Title:	Executive Vice President and Chief
Financial Officer

Extra Space Storage Inc.

Unaudited Pro Forma Condensed Consolidated Financial Information

During the year ended December 31, 2011, Extra Space Storage Inc. (the “Company”) acquired, in separate transactions, 55 properties located in California, Colorado, Florida, Illinois, Indiana, Kentucky, Maryland, Massachusetts, Nevada, New Jersey, New York, Ohio, Rhode Island, Tennessee, Texas, Utah, and Virginia for an aggregate purchase price of approximately $290 million.

No individual property (or portfolio of properties) purchased was an individually significant acquisition as defined under Rule 3-14 of Regulation S-X.  Audits were performed on 25 of the acquired properties, which were comprised of a 19-property portfolio acquired from Storage Solutions/Union Development Company, Inc. (“Storage Solutions”), an unrelated third party, and a six-property portfolio acquired from Everest Real Estate Fund LLC (“Everest”), a joint venture in which the Company held a minority interest.

The following unaudited pro forma condensed consolidated financial information of the Company as of and for the nine months ended September 30, 2011 has been derived from (1) the historical unaudited financial statements of the Company as filed in the Company’s Form 10-Q for the nine months ended September 30, 2011, (2) the historical unaudited statements of revenues and certain operating expenses of the 25 audited properties that were acquired during 2011, and (3) the historical unaudited statements of revenues and certain operating expenses of the remaining 30 self-storage properties that were acquired during the year ended December 31, 2011.

The following unaudited pro forma condensed consolidated financial information of the Company for the year ended December 31, 2010 has been derived from (1) the historical audited financial statements of the Company as filed in the Company’s Form 10-K for the year ended December 31, 2010, (2) the historical statements of revenues and certain operating expenses of the 25 audited properties that were acquired during 2011, and (3) the historical unaudited statements of revenues and certain operating expenses of the remaining 30 self-storage properties that were acquired during the year ended December 31, 2011.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2011 reflects adjustments to the Company’s unaudited historical financial data to give effect to the 28 properties acquired subsequent to September 30, 2011 as if they had been acquired on September 30, 2011.

The pro forma condensed consolidated statements of operations for the nine months ended September 30, 2011 and for the year ended December 31, 2010 reflect adjustments to the Company’s historical financial data to give effect to the acquisition of all 55 self-storage properties as if each acquisition had occurred on the first day of each period presented. The pro forma amounts have been adjusted to exclude any operations from the date of acquisition to September 30, 2011 if such acquisition occurred before September 30, 2011 because such amounts are already included in the historical results.

The unaudited pro forma adjustments are based on available information. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of what the Company’s actual financial position or results of operations for the period would have been as of the date and for the periods indicated, nor does it purport to represent the Company’s future financial position or results of operations. The unaudited pro forma condensed consolidated financial information should be read, together with the notes thereto, in conjunction with the more detailed information contained in the historical financial statements referenced in this filing.

Extra Space Storage Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

as of September 30, 2011

(in thousands, except share data)

	Historical Extra Space Storage Inc.	Acquisitions Subsequent to September 30, 2011	Pro Forma Adjustments	Pro Forma Total
	(1)	(2)	(3)
Assets:
Real estate assets:
Net operating real estate assets	$2,051,567	$196,607	$—	$2,248,174
Real estate under development	8,621	—	—	8,621
Net real estate assets	2,060,188	196,607	—	2,256,795

Investments in real estate ventures	134,219	—	—	134,219
Cash and cash equivalents	33,895	(68,964)	35,069	—
Restricted cash	30,352	—	—	30,352
Receivables from related parties and affiliated real estate joint ventures	61,184	(50,140)	—	11,044
Other assets, net	54,390	3,430	—	57,820
Total assets	$2,374,228	$80,933	$35,069	$2,490,230

Liabilities, Noncontrolling Interests and Equity:
Notes payable	$869,866	$78,334	$—	$948,200
Notes payable to trusts	119,590	—	—	119,590
Exchangeable senior notes	87,663	—	—	87,663
Discount on exchangeable senior notes	(897)	—	—	(897)
Lines of credit	166,000	—	35,069	201,069
Accounts payable and accrued expenses	39,891	—	—	39,891
Other liabilities	30,046	2,599	—	32,645
Total liabilities	1,312,159	80,933	35,069	1,428,161

Commitments and contingencies

Equity:
Extra Space Storage Inc. stockholders’ equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized, no shares issued or outstanding	—	—	—	—
Common stock, $0.01 par value, 300,000,000 shares authorized, 94,357,528 and 87,587,322 shares issued and outstanding at September 30, 2011 and December 31, 2010, respectively	943	—	—	943
Paid-in capital	1,281,378	—	—	1,281,378
Accumulated other comprehensive deficit	(7,819)	—	—	(7,819)
Accumulated deficit	(267,122)	—	—	(267,122)
Total Extra Space Storage Inc. stockholders’ equity	1,007,380	—	—	1,007,380
Noncontrolling interest represented by Preferred Operating	29,665	—	—	29,665
Noncontrolling interests in Operating Partnership	23,924	—	—	23,924
Other noncontrolling interests	1,100	—	—	1,100
Total noncontrolling interests and equity	1,062,069	—	—	1,062,069
Total liabilities, noncontrolling interests and equity	$2,374,228	$80,933	$35,069	$2,490,230

Extra Space Storage Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

as of September 30, 2011

(in thousands, except share data)

(1) Reflects the assets, liabilities and stockholders’ equity of the Company as filed in its Form 10-Q for the nine months ended  September 30, 2011, which includes the acquisitions of 27 properties that were completed prior to September 30, 2011.

(2) Represents the purchase of 28 properties subsequent to September 30, 2011 for a total of $68,964 in cash, the issuance of a $4,850 note payable to seller and the assumption of $73,484 of notes payable (including a $4,803 adjustment to record the assumed debt at its fair value as of the date of purchase).  Additionally, during September 2011, the Company purchased a note receivable from Bank of America for $51,000.  The receivable was due from Everest.  This receivable still exists subsequent to the acquisition of the six-property portfolio from Everest on December 1, 2011 and is eliminated in consolidation with the Company.

	Total Cost	Cash Paid	Note Payable Issued to Seller	Debt Assumed	Note Receivable Eliminated in Consolidation	Net Liabilities/ (Assets) Assumed
Audited Properties
Storage Solutions	$(103,930)	$31,464	$—	$73,484	$—	$(1,018)
Everest	(61,784)	6,745	4,850	—	50,140	49
Total	(165,714)	38,209	4,850	73,484	50,140	(969)

Unaudited Properties
North Bergen, NJ	(18,320)	18,334	—	—	—	(14)
Miami, FL	(5,832)	5,615	—	—	—	217
Mapleshade, NJ	(6,741)	6,806	—	—	—	(65)
Total	(30,893)	30,755	—	—	—	138

Grand Total	$(196,607)	$68,964	$4,850	$73,484	$50,140	$(831)

(3)  Represents draws that the Company would make from its lines of credit in order to fund the excess of cash needed for the acquisitions over cash and cash equivalents available.

Extra Space Storage Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

for the Nine Months Ended September 30, 2011

(in thousands, except share data)

	Historical Extra Space Storage Inc.	Audited Acquisitions	Unaudited Acquisitions	Pro Forma Adjustments		Pro Forma Total
	(1)	(2)	(3)
Revenues:
Property rental	$195,265	$15,013	$8,507	$—		$218,785
Management and franchise fees	18,464	—	—	—		18,464
Tenant reinsurance	22,889	—	—	—		22,889
Total revenues	236,618	15,013	8,507	—		260,138

Expenses:
Property operations	70,326	5,743	3,227	(526	)(4)	78,770
Tenant reinsurance	4,593	—	—	—		4,593
Unrecovered development and acquisition costs	2,165	—	—	—		2,165
Loss on sublease	—	—	—	—		—
General and administrative	36,396	—	—	—		36,396
Depreciation and amortization	42,041	—	—	5,616	(5)	47,657
Total expenses	155,521	5,743	3,227	5,090		169,581

Income from operations	81,097	9,270	5,280	(5,090)		90,557
						—
Interest expense	(49,431)	—	—	(3,510	)(6)	(52,941)
Non-cash interest expense related to amortization of discount on exchangeable senior notes	(1,308)	—	—	—		(1,308)
Interest income	556	—	—	(318	)(7)	238
Interest income on note receivable from Preferred Operating Partnership unit holder	3,638	—	—	—		3,638
Income before equity in earnings of real estate ventures and income tax expense	34,552	9,270	5,280	(8,918)		40,184

Equity in earnings of real estate ventures	6,060	—	—	—		6,060
Income tax expense	(603)	—	—	—		(603)
Net income	40,009	9,270	5,280	(8,918)		45,641
Net income allocated to Preferred Operating Partnership noncontrolling interests	(4,682)	—	—	(59	)(8)	(4,741)
Net income allocated to Operating Partnership and other noncontrolling interests	(1,156)	—	—	(184	)(8)	(1,340)
Net income attributable to common stockholders	$34,171	$9,270	$5,280	$(9,161)		$39,560

Net income per common share
Basic	$0.37					$0.43
Diluted	$0.37					$0.43

Weighted average number of shares
Basic	91,277,261					91,277,261
Diluted	95,866,290					95,866,290

Cash dividends paid per common share	$0.42					$0.42

Extra Space Storage Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

for the Nine Months Ended September 30, 2011

(in thousands, except share data)

(1) Reflects the results of operations of the Company as filed in its Form 10-Q for the nine months ended September 30, 2011.

(2) Represents the pro forma revenues and operating expenses of the 25 audited properties that were acquired in 2011for the period from January 1, 2011 to the earlier of the acquisition date or September 30, 2011, which were not reflected in the historical condensed consolidated statement of operations of the Company, as follows:

Portfolio	Number of Properties	Acquisition Date	Revenues	Operating Expenses	Management Fee	Expenses Less Management Fee
Everest	6	12/1/2011	$5,085	$2,053	$329	$1,724
Storage Solutions	19	10/19/2011	9,928	3,690	197	3,493
Total	25		$15,013	$5,743	$526	$5,217

(3) Represents the unaudited pro forma revenues and operating expenses (excluding management fees) of the 30 additional properties that were acquired in 2011 for the period from January 1, 2011 to the earlier of the acquisition date or September 30, 2011, which were not reflected in the historical condensed consolidated statement of operations of the Company, as follows:

Property Location	Number of Properties	Acquisition Date	Revenues	Operating Expenses	Management Fee	Expenses less Management Fee
Orem, UT / Euless, TX	2	4/1/2011	$271	$126	$32	$94
Burlingame, CA	1	4/7/2011	226	76	42	34
Cordova, TN	1	4/15/2011	125	87	10	77
Castle Rock, CO	1	5/25/2011	196	98	14	84
Dumphries, VA	1	5/26/2011	458	117	27	90
Merchantville, NJ	1	6/2/2011	341	164	19	145
Colorado Springs, CO	1	6/10/2011	312	282	20	262
Las Vegas, NV	1	6/22/2011	167	87	17	70
American Self Storage	15	6/27/2011	2,678	971	—	971
Glen Burnie, MD	1	7/8/2011	374	133	23	110
Randallstown, MD	1	8/1/2011	484	185	29	156
Spring, TX	1	8/2/2011	246	171	18	153
North Bergen, NJ	1	10/6/2011	1,455	520	102	418
Miami, FL	1	10/25/2011	490	283	25	258
Mapleshade, NJ	1	12/16/2011	684	350	45	305
Total	30		$8,507	$3,650	$423	$3,227

(4) Adjustment to eliminate the management fee paid to a third party for the management of the audited properties.  Subsequent to the acquisition by the Company, all properties are self-managed.

(5) Adjustments include depreciation and amortization expense for the period from January 1, 2011 to the earlier of the acquisition date or September 30, 2011, which was not reflected in the historical condensed consolidated statement of operations of the Company.  Adjustments to depreciation and amortization expense for audited and unaudited properties are summarized as follows:

	Depreciable Assets	Depreciation Not Reflected in Historical Statement of Operations	Intangibles	Amortization Not Reflected in Historical Statement of Operations	Total Depreciation / Amortization Not Reflected in Historical Statement of Operations
Audited Properties
Storage Solutions	$70,084	$1,420	$2,164	$1,082	$2,502
Everest	46,138	887	—	—	887
Total	116,222	2,307	2,164	1,082	3,389

Unaudited Properties
Orem, UT & Euless, TX (2 properties)	5,548	36	188	31	67
Burlingame, CA	5,831	40	163	29	69
Cordova, TN	1,791	13	79	15	28
Castle Rock, CO	3,088	33	61	16	49
Dumfries, VA	9,385	100	202	55	155
Merchantville, NJ	3,115	34	135	38	72
Colorado Springs, CO	4,212	49	98	29	78
Las Vegas, NV	1,810	22	98	31	53
American Self Storage (15 properties)	24,991	314	903	294	608
Glen Burnie, MD	4,218	56	125	43	99
Randallstown, MD	6,340	95	143	56	151
Spring, TX	1,347	20	73	29	49
North Bergen, NJ	17,127	329	333	166	495
Miami, FL	5,198	100	114	57	157
Mapleshade, NJ	5,324	68	87	29	97
Total	99,325	1,309	2,802	918	2,227

Grand Total	$215,547	$3,616	$4,966	$2,000	$5,616

(6) Debt of $82,191 was assumed or issued in the acquisition of 26 properties, and has an average fixed rate of 5.97%.  Adjustments to interest expense represent interest for the period from January 1, 2011 to the earlier of the acquisition date or September 30, 2011, which was not reflected in the historical consolidated condensed statement of operations of the Company.  These amounts are shown below with interest for the period shown as if the acquisitions occurred on January 1, 2011.

	Debt	Rate	2011 Interest Not Reflected in Historical Statement of Operations	Type
Audited Properties Debt
Everest	$4,850	5.00%	$182	Note Payable Issued to Seller
Storage Solutions (ESP 81 - 8 properties)	45,519	6.15%	2,099	Assumed Debt
Storage Solutions (ESP 82 - 8 properties)	19,000	5.89%	839	Assumed Debt
Storage Solutions (ESP 83 - 1 property)	4,162	5.86%	183	Assumed Debt
Total	73,531		3,303

Unaudited Properties Debt
Castle Rock, CO	1,290	5.76%	29	Assumed Debt
Dumfries, VA	5,463	5.87%	128	Assumed Debt
Colorado Springs, CO	1,907	5.80%	50	Assumed Debt

Total	8,660		207

Grand Total	$82,191		$3,510

(7) Interest income was reduced by $318 for the use of net cash in the acquisitions as if the acquisitions had occurred on January 1, 2011.

(8) Income allocated to Preferred Operating Partnership noncontrolling units and Operating Partnership and other noncontrolling units was adjusted to reflect the increase in net income resulting from the acquisitions and other pro forma adjustments as follows:

	Preferred Operating Partnership	Operating Partnership	Total
Increase in net income as a result of acquisitions and other pro forma adjustments:	$5,632	$5,632	$5,632
Weighted average percentage OP units held by noncontrolling interests	1.04%	3.27%	4.31%
Increase in net income allocated to Operating Partnership and other noncontrolling interests	$59	$184	$243

Extra Space Storage Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

for the Year Ended December 31, 2010

(in thousands, except share data)

	Historical Extra Space Storage Inc.	Audited Acquisitions	Unaudited Acquisitions	Pro Forma Adjustments		Pro Forma Total
	(1)	(2)	(3)
Revenues:
Property rental	$232,447	$18,583	$16,052	$—		$267,082
Management and franchise fees	23,122	—	—	—		23,122
Tenant reinsurance	25,928	—	—	—		25,928
Total revenues	281,497	18,583	16,052	—		316,132

Expenses:
Property operations	86,165	7,536	6,209	(678	)(4)	99,232
Tenant reinsurance	6,505	—	—	—		6,505
Unrecovered development and acquisition costs	1,235	—	—	—		1,235
Loss on sublease	2,000	—	—	—		2,000
General and administrative	44,428	—	—	—		44,428
Depreciation and amortization	50,349	—	—	8,946	(5)	59,295
Total expenses	190,682	7,536	6,209	8,268		212,695

Income from operations	90,815	11,047	9,843	(8,268)		103,437

Interest expense	(64,116)	—	—	(4,910	)(6)	(69,026)
Non-cash interest expense related to amortization of discount on exchangeable senior notes	(1,664)	—	—	—		(1,664)
Interest income	898	—	—	(424	)(7)	474
Interest income on note receivable from Preferred Operating Partnership unit holder	4,850	—	—	—		4,850
Income before equity in earnings of real estate ventures and income tax expense	30,783	11,047	9,843	(13,602)		38,071

Equity in earnings of real estate ventures	6,753	—	—	—		6,753
Income tax expense	(4,162)	—	—	—		(4,162)
Net income	33,374	11,047	9,843	(13,602)		40,662
Net income allocated to Preferred Operating Partnership noncontrolling interests	(6,048)	—	—	(79	)(8)	(6,127)
Net income allocated to Operating Partnership and other noncontrolling interests	(995)	—	—	(279	)(8)	(1,274)
Net income attributable to common stockholders	$26,331	$11,047	$9,843	$(13,960)		$33,261

Net income per common share
Basic	$0.30					$0.38
Diluted	$0.30					$0.38

Weighted average number of shares
Basic	87,324,104					87,324,104
Diluted	92,050,453					92,050,453

Cash dividends paid per common share	$0.40					$0.40

Extra Space Storage Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

for the Year Ended December 31, 2010

(in thousands, except share data)

(1) Reflects the results of operations of the Company as filed in its Form 10-K for the year ended December 31, 2010.

(2) Represents the pro forma revenues and operating expenses for the year ended December 31, 2010 of the 25 audited properties that were acquired in 2011:

Portfolio	Number of Properties	Acquisition Date	Revenues	Operating Expenses	Management Fee	Expenses Less Management Fee
Everest	6	12/1/2011	$6,417	$2,702	$417	$2,285
Storage Solutions	19	10/19/2011	12,166	4,834	261	4,573
Total	25		$18,583	$7,536	$678	$6,858

(3) Represents the unaudited pro forma revenues and operating expenses (excluding management fees) for the year ended December 31, 2010 of the 30 additional properties that were acquired in 2011:

Property Location	Number of Properties	Acquisition Date	Revenues	Operating Expenses	Management Fee	Expenses less Management Fee
Orem, UT /Euless, TX	2	4/1/2011	$1,095	$513	$55	$458
Burlingame, CA	1	4/7/2011	916	350	56	293
Cordova, TN	1	4/15/2011	375	251	30	221
Castle Rock, CO	1	5/25/2011	487	228	34	194
Dumphries, VA	1	5/26/2011	1,039	295	62	233
Merchantville, NJ	1	6/2/2011	810	398	41	357
Colorado Springs, CO	1	6/10/2011	696	728	49	679
Las Vegas, NV	1	6/22/2011	386	201	36	165
American Self Storage	15	6/27/2011	5,590	1,686	—	1,686
Glen Burnie, MD	1	7/8/2011	285	101	16	85
Randallstown, MD	1	8/1/2011	773	289	43	246
Spring, TX	1	8/2/2011	340	266	26	240
North Bergen, NJ	1	10/6/2011	1,829	667	128	539
Miami, FL	1	10/25/2011	555	429	28	401
Mapleshade, NJ	1	12/16/2011	876	471	60	411
Total	30		$16,052	$6,873	$664	$6,209

(4) Adjustment to eliminate the management fee paid to a third party for the management of the audited properties.  Subsequent to the acquisition by the Company, all properties are self-managed.

(5) Adjustments to depreciation and amortization expense were calculated as if the acquisitions occurred on January 1, 2010.  Adjustments to depreciation and amortization for audited and unaudited properties are summarized as follows:

	Depreciable Assets	2010 Depreciation	Intangible Assets	2010 Amortization	Total 2010 Depreciation / Amortization
Audited Properties
Storage Solutions	$70,084	$1,892	$2,164	$1,443	$3,335
Everest	46,138	1,183	—	—	1,183
Total	116,222	3,075	2,164	1,443	4,518

Unaudited Properties
Orem, UT & Euless, TX (2 properties)	5,548	142	188	125	267
Burlingame, CA	5,831	150	163	109	259
Cordova, TN	1,791	46	79	53	99
Castle Rock, CO	3,088	81	61	41	122
Dumfries, VA	9,385	247	202	135	382
Merchantville, NJ	3,115	80	135	90	170
Colorado Springs, CO	4,212	110	98	66	176
Las Vegas, NV	1,810	46	98	66	112
American Self Storage (15 properties)	24,991	641	903	602	1,243
Glen Burnie, MD	4,218	108	125	83	191
Randallstown, MD	6,340	163	143	95	258
Spring, TX	1,347	35	73	49	84
North Bergen, NJ	17,127	439	333	222	661
Miami, FL	5,198	133	114	76	209
Mapleshade, NJ	5,324	137	87	58	195
Total	99,325	2,558	2,802	1,870	4,428

Grand Total	$215,547	$5,633	$4,966	$3,313	$8,946

(6) Debt of $82,191 was assumed or issued in the acquisition of 26 properties, and has an average fixed rate of 5.97%.  Adjustments to interest expense are shown below with interest for the period shown as if the acquisitions had occurred on January 1, 2010.

	Debt	Rate	2010 Annual Interest	Type
Audited Properties Debt
Everest	$4,850	5.00%	$243	Note Payable Issued to Seller
Storage Solutions (ESP 81 - 8 properties)	45,519	6.15%	2,798	Assumed Debt
Storage Solutions (ESP 82 - 8 properties)	19,000	5.89%	1,119	Assumed Debt
Storage Solutions (ESP 83 - 1 property)	4,162	5.86%	244	Assumed Debt
Total	73,531		4,404

Unaudited Properties Debt
Castle Rock, CO	1,290	5.76%	74	Assumed Debt
Dumfries, VA	5,463	5.87%	321	Assumed Debt
Colorado Springs, CO	1,907	5.80%	111	Assumed Debt

Total	8,660		506

Grand Total	$82,191		$4,910

(7) Interest income was reduced by $424 for the use of net cash in the acquisitions as if the acquisitions had occurred on January 1, 2010.

(8) Income allocated to Preferred Operating Partnership noncontrolling units and Operating Partnership and other noncontrolling units was adjusted to reflect the increase in net income resulting from the acquisitions and other pro forma adjustments as follows:

	Preferred Operating Partnership	Operating Partnership	Total
Increase in net income as a result of acquisitions and other pro forma adjustments:	$7,288	$7,288	$7,288
Weighted average percentage OP units held by noncontrolling interests	1.08%	3.83%	4.91%
Increase in net income allocated to Operating Partnership and other noncontrolling interests	$79	$279	$358

Statements of Revenues and Certain Operating Expenses and Report of Independent

Certified Public Accountants

Storage Solutions / Union Development Company, Inc.

For the Year ended December 31, 2010 and

for the Nine Months Ended September 30, 2011 and 2010 (unaudited)

Report of Independent Certified Public Accountants

To the Board of Directors of

Extra Space Storage Inc.

We have audited the accompanying statement of revenues and certain operating expenses of the properties owned by Storage Solutions / Union Development Company, Inc. (the “Properties”) for the year ended December 31, 2010.  This financial statement is the responsibility of the management of Storage Solutions / Union Development Company Inc.  Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the filing of a Form 8-K of Extra Space Storage Inc. as described in Note 1 to the financial statement and is not intended to be a complete presentation of the Properties’ revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of the Properties for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Salt Lake City, Utah
January 3, 2012

STORAGE SOLUTIONS/UNION DEVELOPMENT COMPANY, INC.

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

(dollars in thousands)

			For the Year
	For the Nine Months		Ended
	Ended September 30,		December 31,
	2011	2010	2010
	(unaudited)	(unaudited)
Revenue:
Rents	$9,334	$8,409	$11,461
Other	594	510	705

Total revenues	9,928	8,919	12,166

Certain Operating Expenses:
Property operating expenses	3,493	3,363	4,573
Management fees	197	196	261

Total certain operating expenses	3,690	3,559	4,834

Revenues in Excess of Certain Operating Expenses	$6,238	$5,360	$7,332

The accompanying notes are an integral part of these financial statements

1.         ACQUISITION, ORGANIZATION AND BASIS OF PRESENTATION

Acquisition of properties

The accompanying statement of revenues and certain operating expenses relates to the operation of 19 properties owned by Storage Solutions / Union Development Company, Inc. (the “Properties”).  The Properties were acquired by Extra Space Storage Inc. (“Extra Space”) from Storage Solutions / Union Development Company, Inc. on October 19, 2011.  Extra Space did not hold any ownership interests in the Properties prior to the acquisition.  The Properties consist of land and self-storage facilities located in California.

Basis of presentation

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X.  The statement is not representative of the actual operations of the Properties for the year ended December 31, 2010, as certain expenses, which may not be comparable to the expenses expected to be incurred by the Properties in future operations, have been excluded as discussed below.  The management of the Properties is not aware of any material factors that would cause the reported financial information not to be indicative of future operating results.

Certain operating expenses include real estate taxes and certain other operating expenses related to the operations of the Properties.  Excluded expenses include mortgage interest, depreciation and amortization and certain other costs not directly related to the future operations of the Properties.

The statements of revenues and certain operating expenses for the nine months ended September 30, 2011 and 2010 are unaudited.  In the opinion of management, these interim financial statements reflect all necessary adjustments for a fair presentation of the revenues and certain operating expenses of the respective periods.  All such adjustments are of a normal recurring nature.

2.               REVENUE RECOGNITION

Revenue is principally obtained from tenant rentals under month-to-month operating leases.  The Properties recognize rental revenue daily on a straight line basis over the terms of the leases.  Tenants move in and out throughout the month and revenue is recognized on a pro-rata basis for the days each unit is occupied during the month.  Revenue is recognized for past due tenants until the unit is vacated through either payment or auction.

The Properties recognize revenue for merchandise sales as the sales take place.  Revenue for late fees and other miscellaneous items are included in other revenue as they are earned under the terms of the rental contracts.

3.               EXPENSE RECOGNITION

Property expenses, including utilities, repairs and maintenance and other costs to manage the facilities are recognized as incurred.  Expenses such as property taxes and property insurance are recognized over their respective assessment or coverage periods.  The Properties recognize bad debt expense based upon the Properties’ historical collection experience and current economic trends.

4.               USE OF ESTIMATES

The preparation of the statement of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

5.               COMMITMENTS AND CONTINGENCIES

The Properties are not presently involved in any material litigation nor, to management’s knowledge, is any material litigation threatened against the Properties, other than routine legal matters arising in the ordinary course of business.  Management believes the costs, if any, incurred by the Properties related to such litigation will not materially affect the operating results of the Properties.

Statements of Revenues and Certain Operating Expenses and Report of Independent

Certified Public accountants

Everest Real Estate Fund LLC

For the Years ended December 31, 2010, 2009 and 2008 and

for the Nine Months Ended September 30, 2011 and 2010 (unaudited)

Report of Independent Certified Public Accountants

To the Board of Directors of

Extra Space Storage Inc.

We have audited the accompanying statements of revenues and certain operating expenses of the properties owned by Everest Real Estate Fund LLC. (the “Properties”) for each of the three years ended December 31, 2010, 2009 and 2008.  These financial statements are the responsibility of the management of Everest Real Estate Fund LLC.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements of revenues and certain operating expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the filing of a Form 8-K of Extra Space Storage Inc. as described in Note 1 to the financial statement and are not intended to be a complete presentation of the Properties’ revenues and expenses.

In our opinion, the financial statements referred to above present fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of the Properties for each of the three years ended December 31, 2010, 2009 and 2008, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Salt Lake City, Utah
January 3, 2012

EVEREST REAL ESTATE FUND LLC

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

(dollars in thousands)

	For the Nine Months Ended September 30,		For the Year Ended December 31,
	2011	2010	2010	2009	2008
	(unaudited)	(unaudited)

Revenue:
Rents	$4,818	$4,499	$6,049	$5,650	$5,400
Other	267	282	368	375	398

Total revenues	5,085	4,781	6,417	6,025	5,798

Certain Operating Expenses:
Property operating expenses	1,724	1,716	2,285	2,275	2,284
Management fees	329	311	417	395	386

Total certain operating expenses	2,053	2,027	2,702	2,670	2,670

Revenues in Excess of Certain Operating Expenses	$3,032	$2,754	$3,715	$3,355	$3,128

The accompanying notes are an integral part of these financial statements

1.         ACQUISITION, ORGANIZATION AND BASIS OF PRESENTATION

Acquisition of properties

The accompanying statements of revenues and certain operating expenses relate to the operation of six properties (the “Properties”) owned by Everest Real Estate Fund LLC (“Everest”).  The Properties were acquired by Extra Space Storage Inc. (“Extra Space”) from Everest on December 1, 2011.  Extra Space held a 10% minority equity interest in Everest prior to the acquisition.  The majority interest was held by Equibase Capital Group, LLC.  The Properties consist of land and self-storage facilities located in Florida, Illinois, Massachusetts, New York and Rhode Island.

Basis of presentation

The accompanying statements of revenues and certain operating expenses were prepared for the purpose of complying with Rule 3-14 of Regulation S-X.  The statements are not representative of the actual operations of the Properties for the years ended December 31, 2010, 2009 and 2008, as certain expenses, which may not be comparable to the expenses expected to be incurred by the Properties in future operations, have been excluded as discussed below.  The management of the Properties is not aware of any material factors that would cause the reported financial information not to be indicative of future operating results.

Certain operating expenses include real estate taxes and certain other operating expenses related to the operations of the Properties.  Excluded expenses include mortgage interest, depreciation and amortization and certain other costs not directly related to the future operations of the Properties.

The statements of revenues and certain operating expenses for the nine months ended September 30, 2011 and 2010 are unaudited.  In the opinion of management, these interim financial statements reflect all necessary adjustments for a fair presentation of the revenues and certain operating expenses of the respective periods.  All such adjustments are of a normal recurring nature.

2.               REVENUE RECOGNITION

Revenue is principally obtained from tenant rentals under month-to-month operating leases.  The Properties recognize rental revenue daily on a straight line basis over the terms of the leases.  Tenants move in and out throughout the month and revenue is recognized on a pro-rata basis for the days each unit is occupied during the month.  Revenue is recognized for past due tenants until the unit is vacated through either payment or auction.

The Properties recognize revenue for merchandise sales as the sales take place.  Revenue for late fees and other miscellaneous items are included in other revenue as they are earned under the terms of the rental contracts.

3.               EXPENSE RECOGNITION

Property expenses, including utilities, repairs and maintenance and other costs to manage the facilities are recognized as incurred.  Expenses such as property taxes and property insurance are recognized over their respective assessment or coverage periods.  The Properties recognize bad debt expense based upon the Properties’ historical collection experience and current economic trends.

4.              USE OF ESTIMATES

The preparation of the statements of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

5.               COMMITMENTS AND CONTINGENCIES

The Properties are not presently involved in any material litigation nor, to management’s knowledge, is any material litigation threatened against the Properties, other than routine legal matters arising in the ordinary course of business.  Management believes the costs, if any, incurred by the Properties related to such litigation will not materially affect the operating results of the Properties.